Q3 | 2023 | 1 QUARTERLY RESULTS PRESENTATION THIRD QUARTER 2023

Q3 | 2023 | 2 FORWARD-LOOKING STATEMENTS Certain statements in this presentation are forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “continue,” “could,” “approximate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook,” and similar expressions generally identify forward- looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then- current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity. Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, the current economic and credit conditions, inflation, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This presentation should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward- looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Q3 | 2023 | 3 THIRD QUARTER RESULTS GUIDANCE WRAP-UP APPENDIX

Q3 | 2023 | 4 Although the environment remains challenging, we continued to make significant progress in turning around our business. Our key strategic actions are building momentum and we continue to play offense with our efforts to deliver incredible bargains and communicate unmistakable value. As a result, we are now on track to deliver an adjusted Q4 operating result ahead of last year, which would mark the first quarter of year-over-year improvement in nearly three years, and we expect quarterly year-over-year improvements to continue through 2024. As it relates to Q3 results, we were able to deliver on or exceed our beginning of quarter guidance on all key metrics. We believe the improvements in Q3 were driven by the five key actions that underlie our strategy, which are to own bargains, communicate unmistakable value, increase store relevance, win with omnichannel, and drive productivity. To support our ongoing turnaround, our efforts to aggressively manage costs, inventory and capital expenditures, as well as monetize our assets, have allowed us to significantly strengthen our balance sheet. Our ongoing efforts are providing us with ample liquidity to weather the macroeconomic challenges, even if they are prolonged. We expect to generate substantial free cash flow and significantly reduce outstanding debt in the fourth quarter. Bruce Thorn, President & CEO CEO COMMENT

Q3 | 2023 | 5Q3 | 2023 | 5 27% 16% 15% 14% 11% 10% 7% Furniture Food Soft Home Consumables Seasonal The Lot, Apparel, Electronics, etc. Hard Home Chart based on Q3 2023 sales Diversified Category Mix National Store Footprint Industry-leading delivery options, easy checkout, multiple payment types; new order management system to improve shipping times and product availability Strong Omnichannel Capabilities 1,428 Stores in 48 States BIG LOTS AT A GLANCE

Q3 | 2023 | 6 Inline with Guidance Ahead of Guidance, Up 240bps vs. LY $1.18B Inventory at the end of Q2 Inline with Guidance, Managed Down Similar to Sales Decline -6.0% Adjusted operating expense1 vs. LY Ahead of Guidance -13.2% Comps 36.4% Gross margin THIRD QUARTER SUMMARY 1 Adjusted Operating Expenses are comprised of adjusted Selling and Administrative Expenses and Adjusted Depreciation Expense. Adjusted 2023 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix.

Q3 | 2023 | 7Q3 | 2023 | 7 Q3 2023 COMP SALES BY CATEGORY Sequential Improvements Relative to Q2 in Seasonal and Furniture Furniture Seasonal Hard Home Soft Home The Lot, Apparel, Electronics Food Consumables Total -17% -15% -15% -14% -13% -10% -7% -13%

Q3 | 2023 | 8Q3 | 2023 | 8 INVENTORY MANAGED DOWN IN LINE WITH Q3 SALES 5.3% -7.3% -18.8% -15.2% -12.5% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 YOY Inventory Growth (Decline)

Q3 | 2023 | 9Q3 | 2023 | 9 Net Sales Gross Margin Gross Margin Rate Adjusted Operating Expenses(1)(2) Adjusted Operating Expense Rate(2) Adjusted Operating Loss (2) Adjusted Operating Loss Rate(2) Adjusted Diluted (Loss) Earnings Per Share(2) Diluted Weighted Average Shares ADJUSTED Q3 2023 SUMMARY INCOME STATEMENT (In thousands, except for earnings per share) (1) Adjusted Operating Expenses are comprised of adjusted Selling and Administrative Expenses and Adjusted Depreciation Expense. (2) Adjusted 2023 and 2022 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix. Q3 2023 $1,026,677 373,815 36.4% 487,666 47.5% ($113,851) (11.1%) ($4.38) 29,204 Q3 2022 $1,204,281 409,460 34.0% 518,548 43.1% ($109,088) (9.1%) ($2.99) 28,943 Change vs. 2022 (14.7%) 240 bps 440 bps (200) bps

Q3 | 2023 | 10Q3 | 2023 | 10 Net Sales Gross Margin Gross Margin Rate Adjusted Operating Expenses(1)(2) Adjusted Operating Expense Rate(2) Adjusted Operating Loss (2) Adjusted Operating Loss Rate(2) Adjusted Diluted (Loss) Earnings Per Share(2) Diluted Weighted Average Shares ADJUSTED YTD 2023 SUMMARY INCOME STATEMENT (In thousands, except for earnings per share) (1) Adjusted Operating Expenses are comprised of adjusted Selling and Administrative Expenses, Adjusted Depreciation Expense, and Adjusted Gain on sale of real estate. (2) Adjusted 2023 and 2022 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix. YTD 2023 $3,289,615 1,142,168 34.7% 1,485,920 45.2% ($343,752) (10.4%) ($11.02) 29,132 YTD 2022 $3,925,216 1,352,602 34.5% 1,560,219 39.7% ($207,617) (5.3%) ($5.68) 28,828 Change vs. 2022 (16.2%) 20 bps 550 bps (510) bps

Q3 | 2023 | 11 ~$75M FY2023 CAPEX CAPITAL ALLOCATION $306M Asset Monetization $900M ABL Credit Facility vs. initial guidance of ~$100M in March 2023 Net available liquidity of ~$258M* at end of Q3 Gross proceeds relating to sale/leaseback of California DC and 23 owned stores *Net liquidity is defined as ABL Credit Facility availability, net of covenant-based borrowing limitations, plus Cash and Cash Equivalents.

Q3 | 2023 | 12 THIRD QUARTER RESULTS GUIDANCE WRAP-UP APPENDIX

Q3 | 2023 | 13 COMP SALES GROSS MARGIN IMPROVEMENT SG&A REDUCTION Down high-single-digit range; continued sequential improvement Significant improvement versus last year to approximately 38% Structural SG&A savings of over $100M for FY2023, prior to initial Project Springboard benefits Q4 2023 GUIDANCE

Q3 | 2023 | 14 FIVE KEY ACTIONS

Q3 | 2023 | 15 On track to deliver a high proportion of the benefits in 2024 ~40% of savings in other gross margin items Inventory optimization, marketing, pricing & promotions ~20% of savings in SG&A Store & field operations, supply chain, general office $200M+ Bottom-line opportunities ~40% of savings in COGS PROJECT SPRINGBOARD

Q3 | 2023 | 16 THIRD QUARTER RESULTS GUIDANCE WRAP-UP APPENDIX

Q3 | 2023 | 17 Q3 WRAP-UP • Comparable sales decline of 13.2% in Q3, in line with our guidance range; GAAP EPS of $0.16, with adjusted EPS loss of $4.38 due to year-over-year sales decline and continued cost pressures • Successfully reduced inventory in line with sales • Comps to continue to improve sequentially in Q4; focused on unlocking additional sales opportunities (e.g., more bargains and extreme bargains, exciting assortment, clearer value communication) • Q4 gross margin continues to improve vs. last year, driven by more normalized markdown activity, lower freight costs, and cost savings initiatives • Q4 adjusted operating result expected to be ahead of last year, marking the first quarter of year-over-year improvement since Q1 2021 • Project Springboard on track to deliver bottom-line opportunity of $200M+ in gross margin/SG&A; high proportion of the benefits expected to be realized by the end of 2024 • Strengthened liquidity through $306M asset monetization • Continue advancing five key actions to sequentially improve business results and drive quarterly year over year improvements through 2024

Q3 | 2023 | 18 THIRD QUARTER RESULTS GUIDANCE WRAP-UP APPENDIX

APPENDIX

THIRD QUARTER 2023 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Adjustment to exclude forward distribution center ("FDC") contract termination costs and related expenses	Adjustment to exclude store asset impairment charges	Adjustment to exclude gain on sale of real estate and related expenses	Adjustment to exclude fees related to a cost reduction and productivity initiative	As adjusted (non-GAAP)
Selling and administrative expenses	$525,730	($2,752)	($53,990)	-	($14,444)	$454,544
Selling and administrative expense rate	51.2%	(0.3%)	(5.3%)	-	(1.4%)	44.3%
Gain on sale of real estate	(204,719)	-	-	204,719	-	-
Gain on sale of real estate	(19.9%)	-	-	19.9%	-	-
Operating profit (loss)	19,682	2,752	53,990	(204,719)	14,444	(113,851)
Operating profit (loss) rate	1.9%	0.3%	5.3%	(19.9%)	1.4%	(11.1%)
Income tax expense (benefit)	1,347	-	-	(879)	-	468
Effective income tax rate	22.1%	-	-	(22.5%)	-	(0.4%)
Net income (loss)	4,743	2,752	53,990	(203,840)	14,444	(127,911)
Diluted earnings (loss) per share	$0.16	$0.09	$1.85	($6.98)	$0.49	($4.38)

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted gain on sale of real estate, adjusted gain on sale of real estate rate, adjusted operating profit (loss), adjusted operating profit (loss) rate, adjusted income tax expense (benefit), adjusted effective income tax rate, adjusted net income (loss), and adjusted diluted earnings (loss) per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") FDC contract termination costs and related expenses of $2,752, store asset impairment charges net of liability extinguishment for terminated leases of previously impaired stores of $53,990, a gain on sale of real estate and related expenses of $204,719 ($203,840, net of tax), and fees related to a cost reduction and productivity initiative which we refer to as "Project Springboard" of $14,444.

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of our on-going operating results and financial condition. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

Q3 | 2023 | 19

BIG LOTS!

APPENDIX

THIRD QUARTER 2022 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Adjustment to exclude store asset impairment charges	As adjusted (non-GAAP)
Selling and administrative expenses	**$503,016**	**($21,723)**	**$481,293**
Selling and administrative expense rate	**41.8%**	**(1.8%)**	**40.0%**
Operating loss	**(130,811)**	**21,723**	**(109,088)**
Operating loss rate	**(10.9%)**	**1.8%**	**(9.1%)**
Income tax benefit	**(33,992)**	**5,375**	**(28,617)**
Effective income tax rate	**24.8%**	**0.0%**	**24.8%**
Net loss	**(103,013)**	**16,348**	**(86,665)**
Diluted (loss) earnings per share	**($3.56)**	**$0.56**	**($2.99)**

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating loss, adjusted operating loss rate, adjusted income tax benefit, adjusted effective income tax rate, adjusted net loss, and adjusted diluted earnings (loss) per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with GAAP store asset impairment charges of $21,723 ($16,348, net of tax).

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of our on-going operating results and financial conditions. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

Q3 | 2023 | 20

BIG LOTS!

APPENDIX

YTD 2023 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Adjustment to exclude synthetic lease exit costs and related expenses	Adjustment to exclude forward distribution center contract termination costs and related expenses	Adjustment to exclude store asset impairment charges	Adjustment to exclude gain on sale of real estate and related expenses	Adjustment to exclude fees related to a cost reduction and productivity initiative	Adjustment to exclude valuation allowance on deferred tax assets	As adjusted (non-GAAP)
Selling and administrative expenses	$1,606,678	($53,610)	($13,369)	($136,871)	-	($19,864)	-	$1,382,964
Selling and administrative expense rate	48.8%	(1.6%)	(0.4%)	(4.2%)	-	(0.6%)	-	42.0%
Depreciation expense	110,986	-	(8,030)	-	-	-	-	102,956
Depreciation expense rate	3.4%	-	(0.2%)	-	-	-	-	3.1%
Gain on sale of real estate	(211,912)	-	-	-	211,912	-	-	-
Gain on sale of real estate rate	(6.4%)	-	-	-	6.4%	-	-	-
Operating loss	(363,584)	53,610	21,399	136,871	(211,912)	19,864	-	(343,752)
Operating loss rate	(11.1%)	1.6%	0.7%	4.2%	(6.4%)	0.6%	-	(10.4%)
Income tax expense (benefit)	53,672	13,830	4,810	20,210	(2,582)	1,272	(147,850)	(56,638)
Effective income tax rate	(13.5%)	(3.6%)	(1.2%)	(5.3%)	0.7%	(0.3%)	38.2%	15.0%
Net loss	(451,167)	39,780	16,589	116,661	(209,330)	18,592	147,850	(321,025)
Diluted (loss) earnings per share	($15.49)	$1.37	$0.57	$4.00	($7.19)	$0.64	$5.08	($11.02)

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted depreciation expense, adjusted depreciation expense rate, adjusted gain on sale of real estate, adjusted gain on sale of real estate rate, adjusted operating loss, adjusted operating loss rate, adjusted income tax expense (benefit), adjusted effective income tax rate, adjusted net loss, and adjusted diluted earnings (loss) per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with GAAP synthetic lease exit costs and related expenses of $53,610 ($39,780, net of tax), FDC contract termination costs and related expenses of $21,399 ($16,589, net of tax), store asset impairment charges net of liability extinguishment for terminated leases of previously impaired stores of $136,871 ($116,661, net of tax), a gain on sale of real estate and related expenses of $211,912 ($209,330, net of tax), fees related to a cost reduction and productivity initiative which we refer to as "Project Springboard" of $19,864 ($18,592, net of tax), and an initial valuation allowance on deferred tax assets of $147,850 recorded in second quarter of 2023.

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of our on-going operating results and financial condition. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

Q3 | 2023 | 21

APPENDIX

YTD 2022 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Adjustment to exclude store asset impairment charges	As adjusted (non-GAAP)
Selling and administrative expenses	**$1,495,848**	**($45,828)**	**$1,450,020**
Selling and administrative expense rate	**38.1%**	**(1.2%)**	**36.9%**
Operating loss	**(253,445)**	**45,828**	**(207,617)**
Operating loss rate	**(6.5%)**	**1.2%**	**(5.3%)**
Income tax benefit	**(66,751)**	**11,331**	**(55,420)**
Effective income tax rate	**25.2%**	**0.1%**	**25.3%**
Net loss	**(198,245)**	**34,497**	**(163,748)**
Diluted earnings (loss) per share	**($6.88)**	**$1.20**	**($5.68)**

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating loss, adjusted operating loss rate, adjusted income tax benefit, adjusted effective income tax rate, adjusted net loss, and adjusted diluted earnings (loss) per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with GAAP store asset impairment charges of $48,828 ($34,497, net of tax).

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of our on-going operating results and financial condition. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

Q3 | 2023 | 22

BIG LOTS!